                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the Commission Only
     (as Permitted by Rule 14a-6(e)(2))


[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                               AZZ Incorporated
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                               AZZ Incorporated
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                               AZZ incorporated
                       400 NORTH TARRANT . P.O. BOX 668
                             CROWLEY, TEXAS 76036

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of AZZ incorporated:

The Annual Meeting of the Shareholders of AZZ incorporated (the "Company") will be held at the Petroleum Club in the Derrick I Room on the 39th floor of the Carter Burgess Plaza, 777 Main Street, Fort Worth, Texas, on the 10th day of July, 2001, at 10:00 a.m. for the purpose of considering and acting upon the following matters:

1.   Election of Directors. To elect four directors for a term of three years.

2. Approval of the Company's 2001 Long-Term Incentive Plan. To consider approval of the AZZ incorporated 2001 Long-Term Incentive Plan.

3. Ratification of Appointment of Auditors. To consider ratification of the appointment of Ernst & Young LLP as auditors for the Company for its fiscal year ending February 28, 2002.

4. Other Business. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement attached to this Notice. As of the date of this Notice, management does not know of any other business to be presented at the meeting.

Only shareholders of record at the close of business on May 14, 2001, will be entitled to notice of or to vote at the meeting or any adjournment or adjournments thereof. A copy of the Annual Report to Shareholders for the fiscal year ended February 28, 2001, is enclosed with this Notice.

WE HOPE YOU WILL BE ABLE TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              SAM ROSEN,
                                              Secretary
Crowley, Texas
June 11, 2001

                               AZZ incorporated
                               400 North Tarrant
                                 P. O. Box 668
                             Crowley, Texas 76036

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 10, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of AZZ incorporated (the "Company") for use at the Annual Meeting of the Shareholders of the Company to be held at the Petroleum Club in the Derrick I Room on the 39th floor of the Carter Burgess Plaza, 777 Main Street, Fort Worth, Texas, on July 10, 2001, at 10:00 a.m., and at any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy are being mailed on or about June 11, 2001, to the shareholders of the Company.

GENERAL INFORMATION
-------------------

At the close of business on May 14, 2001, the record date for determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 4,982,993 shares of Common Stock, $1.00 par value, of the Company (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. All shares represented at the meeting in person or by proxy shall be counted in determining the presence of a quorum.

Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Company owned of record at the close of business on May 14, 2001. Cumulative voting for directors is not permitted. Directors are elected by plurality vote and, therefore, the four nominees receiving the highest number of affirmative votes shall be elected as directors provided a quorum is present. Abstentions and broker non-votes will not be considered part of the voting power present with respect to any matter on which such shares abstained or were not qualified to vote, which will have the effect of reducing the number of shares voting affirmatively that is required to approve a matter requiring a majority vote. Therefore, assuming a quorum is present, if more shares vote "for" approval of the appointment of the independent auditors than vote "against," this matter will pass. All shares of Common Stock represented by a valid proxy will be voted. A proxy may be revoked at any time before it is voted by filing with the Secretary of the Company a written revocation of the proxy or a duly executed proxy bearing a later date.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, the Proxy Statement and the accompanying proxy will be borne by the Company. In addition to solicitation of proxies by mail, certain officers and employees of the Company, without additional compensation for such services, may solicit proxies by telephone, fax or personal contact. The Company will also supply brokerage firms and other custodians, nominees, and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners and will reimburse them for their reasonable expenses in connection with those mailings.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
----------------------------------------------

Meetings of the Board of Directors were held regularly each month, through December 31, 2000. At the Company's November 2000 Board of Directors meeting it was determined that quarterly meetings would be held in lieu of monthly meetings beginning with calendar year 2001. Quarterly meetings will be held in March, June , September, and December of each year. During the fiscal year ended February 28, 2001, there were eleven (11) meetings of the Board of Directors. For that year each non-employee director was paid a monthly retainer of $900 and a fee of $400 for each meeting of the Board of Directors attended. Mr. Martin, as an employee director, was paid a monthly retainer of $500 and a fee of $200 for each meeting of the Board of Directors attended. Each committee member was paid a fee of $400 for each meeting of a committee attended. For future quarterly meetings each non-employee director will be paid a monthly retainer of $900 and $1200 for each quarterly meeting of the Board of Directors attended. Mr. Martin, as an employee director, will be paid a monthly retainer of $500 and $600 for each quarterly meeting of the Board of Directors attended. Each committee member will continue to be paid a fee of $400 for each meeting of a committee attended.

Under the 1999 Independent Director Share Ownership Plan (the "Plan"), each independent member of the Board of Directors has been granted 500 shares of Common Stock after each annual meeting of the shareholders, beginning with the 1999 annual meeting, after which he continued to serve as a Director. Also, under the Plan each newly elected independent Director, whether elected by the Board of Directors or the shareholders, is granted such number of shares as the Board of Directors may deem appropriate, but not less than 1,000 shares of Common Stock, or if less, Common Stock having a value of $15,000. Grants under the Plan terminate as to each independent Director when a total of 5,000 shares have been granted to him or her. During their tenure on the Board of Directors each director is to retain a number of shares of Common Stock equal to at least one-half the number of shares granted pursuant to the Plan.

Each of the current directors of the Company attended more than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the board on which he served, held during the fiscal year ended February 28, 2001.

The Company has an Audit Committee. The functions of the Audit Committee are set forth in the Audit Committee Charter, which the Board of Directors adopted on May 16, 2000 in accordance with the rules of the New York Stock Exchange and include (i) meeting with the independent auditors to review the audit and its results, as well as to review internal controls of the Company and (ii) making recommendations to the Board of Directors as to the engagement or discharge of independent auditors. The members of the Audit Committee are: R. J. Schumacher, Chairman, Martin C. Bowen, and Daniel R. Feehan. During the fiscal year ended February 28, 2001, that committee held five (5) meetings. The Company has a Compensation Committee. The functions of the Compensation Committee are to (i) make recommendations to the Board of Directors on remuneration arrangements for directors and senior management and (ii) administer the Company's incentive stock option plans, which includes selecting the executives and other key personnel of the Company eligible to participate in those plans. The members of the Compensation Committee are Dr. H. Kirk Downey, Chairman, Daniel
E. Berce, and Kevern R. Joyce. During the fiscal year ended February 28, 2001, that committee held six (6) meetings. The Company has a Nonstatutory Stock Option Committee which administers the Company's nonstatutory stock option plan for non-employee directors. The members of this committee are L. C. Martin and Dana L. Perry. During the fiscal year ended February 28, 2001, that committee held no meetings. The Company does not have a nominating committee.

SECURITY OWNERSHIP OF PRINCIPAL BENEFICIAL OWNERS
-------------------------------------------------

To the best knowledge of the Company, the only beneficial owners of over 5 percent of the outstanding shares of Common Stock of the Company as of May 11, 2001 were as follows:

Title of Class     Name & Address of Beneficial Owner     Number of Shares    Percent of Class
--------------     ----------------------------------     ----------------    ----------------
Common Stock       FMR Corp.                                  489,800 (1)          9.9%
$1.00 par value    82 Devonshire Street
                   Boston, MA  02109
                                                              263,630 (2)          5.3%
Common Stock       Dimensional Fund Advisors, Inc.
$1.00 par value    1299 Ocean Avenue, 11/th/ Floor
                   Santa Monica, CA 90401

Common Stock       Royce & Associates, Inc.                   261,400 (3)          5.2%
$1.00 par value    1414 Ave. of America
                   New York, NY  10019


(1) Based on a Schedule 13G filed with the Securities Exchange Commission by FMR Corp. According to that filing, Fidelity Low- Priced Stock Fund ("Fidelity"), an affiliate of FMR and a registered investment company, has a beneficial ownership in those shares and Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser, is deemed to have beneficial ownership in the same shares as a result of acting as investment adviser to Fidelity.

(2) Based on information furnished by Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, Dimensional is deemed to have beneficial ownership of those shares, all shares of which are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(3) Based on Schedule 13G filed with the Securities Exchange Commission by Royce & Associates, Inc. According to that filing, Royce & Associates, Inc., a registered investment advisor, is deemed to have beneficial ownership of those shares.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS
--------------------------------------

The Bylaws of the Company generally provide for nine directors and classify the Board of Directors into three classes, each class consisting of three directors, the members of which serve for three years. At the Annual Shareholders meeting in 2000, Mr. W.C. Walker who had reached retirement age was re-elected to the Board of Directors with the expressed intention of resigning when his successor had been selected. When the Company's search for a new director resulted in the identification of two persons whose expertise and experience would be of significant value to the Company, the size of the Board of Directors increased to ten. There are, therefore, four directors whose term expires at this years Annual Meeting. The Company's Bylaws now provide that the Board of Directors shall consist of ten Directors until the 2004 annual shareholders meeting, after which the Board of Directors shall consist of nine Directors. At the Annual Meeting the terms of Messrs. L.C. Martin, R.J. Schumacher, Dr. H. Kirk Downey and Daniel R. Feehan will expire. Messrs. Martin, Schumacher, Downey and Feehan have been nominated by management for election to a new three year term ending at the annual shareholders meeting in 2004. Mr. Martin has reached the age of retirement from the Board. However, he has agreed to run for an additional term under a waiver by the Board of the age limitation.

Mr. Walker and Mr. Robert H. Johnson who also served as a Director of the Company for many years, have been elected Advisory Directors for the period ending at the annual shareholders meeting in 2003. Company policy permits the election of a former Director who has reached retirement age to one term of up to three years as an Advisory Director. Advisory Directors receive the same cash retainer and meeting attendance fees received by active members of the Board of Directors and, like active members of the Board of Directors, receive a grant of 500 shares of the Common Stock of the Company after each annual shareholders' meeting after which they continue to serve as an Advisory Director until they have received a total of 5,000 shares, including shares received while serving as an active member of the Board of Directors. The term of any stock options which had been acquired by an Advisory Director while an independent Director, does not terminate as the result of his or her change in status, and an Advisory Director may continue to vest in stock options previously granted by reason of his or her prior status as an independent director but no new stock options are granted to an Advisory Director. Advisory Directors do not have the duties or responsibilities of Directors, may not vote on any matter coming before the Board and serve at the pleasure of the Board.

All of the nominees are now directors of the Company. All of the nominees have consented to serve if elected. If for any unforeseen reason a nominee would be unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board of Directors. However, the Board of Directors has no reason to anticipate that any of the nominees will not be able to serve, if elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS.

PROPOSAL NO. 2: APPROVAL OF THE 2001 LONG-TERM INCENTIVE PLAN
-------------------------------------------------------------

On May 23, 2001, the Board of Directors approved the Company's 2001 Long-Term Incentive Plan (the "Plan") to become effective on that date, subject to the approval of the shareholders within twelve months of the date of Board of Directors approval. A copy of the Plan is attached hereto as Exhibit "A." The summary of the Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit "A" to this Proxy Statement, which contains the complete text of the Plan. Upon approval of the Plan, the Company's 1998 Incentive Stock Option Plan will be amended to withdraw from it 508,100 shares and the 1998 Nonstatutory Stock Option Plan will be amended to withdraw from it 250,000 shares. The shares to be withdrawn represent all shares underlying these two plans other than 241,900 shares underlying options previously granted to employees under the 1998 Incentive Stock Option Plan. After approval of the Plan all options granted to employees of the Company will be granted under the Plan.

The purpose of the Plan is to promote the growth and general prosperity of the Company by enabling the Company to grant to its employees, directors and advisors awards of stock options and restricted stock. The Plan is designed (i) to assist the Company and its subsidiaries in attracting and retaining superior personnel for positions of substantial responsibility, and (ii) to provide employees, directors and advisors with an additional incentive to contribute to the success of the Company.

Available Shares

The aggregate number of shares of Common Stock which may be issued under the Plan (or with respect to which awards may be granted) shall not exceed 750,000 shares. The maximum number of shares of Common Stock with respect to which awards may be granted to any one person during any calendar year shall not exceed 100,000 shares. Shares issued under the Plan may be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company. Any shares of Common Stock subject to a stock option that are not issued prior to the expiration of such awards, or any restricted stock that is forfeited, will again be available for award under the Plan.

Persons Eligible To Participate

Any employee, director or advisor of the Company and its subsidiaries is eligible to participate in the Plan. Subject to the provisions of the Plan, the Compensation Committee (the "Committee") may grant awards in accordance with such determinations as the Committee in its sole discretion shall make. Awards of incentive stock options, however, may be granted only to persons who are employees of the Company or affiliates of the Company whose employees qualify, under federal income tax law, to receive incentive stock options.

Administration

The Committee, comprised of not fewer than two non-employee directors of the Company, shall administer the Plan and have broad powers under the Plan to, among other things, administer and interpret the Plan, establish guidelines for the Plan's operation, select persons to whom awards are to be made under the Plan, determine the types and sizes of awards to be granted under the Plan, and determine other terms and conditions of an award. In addition, except as otherwise set forth in the Plan, the Committee also shall have the power to waive restrictions or limitations on the exercisability of awards and to accelerate and extend existing awards. In addition, the Committee has the power to modify or amend the terms of existing awards.

Types of Awards

The Plan provides for the grant of any or all of the following types of awards:
(1) stock options, including incentive stock options and nonqualified stock options; and (2) restricted stock awards.

Stock  Options.  Under the Plan,  the  Committee  may grant  awards in the form
--------------
of options to purchase shares of Common Stock. Options may be in the form of incentive stock options or nonqualified stock options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which, for both incentive and nonqualified stock options, shall not exceed ten years), the exercise price per share of stock subject to the option (which, for both incentive and nonqualified stock options, must be not less than the fair market value of the shares of Common Stock at the time of grant), the vesting schedule, which will be over a four year term, unless the Committee determines otherwise, and the other material terms of the option. Any option granted in the form of an incentive stock option must satisfy the applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

The option price upon exercise shall be paid by the optionee, as the Committee may in each case determine, (i) in cash, (ii) by certified or cashier's check,
(iii) in shares of Common Stock, (iv) by cash or certified or cashier's check for the par value of the shares of Common Stock plus a promissory note for the balance of the purchase price, which note shall contain such terms and provisions as the Committee may determine, including the right to pay the note partially or wholly with shares of Common Stock, (v) by delivery of a copy of irrevocable instructions from the optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the option or to pledge them as collateral for a loan from a third party and promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, or (vi) in any other form of valid consideration permitted by the Committee in its discretion.

Restricted Stock Awards. The Plan authorizes the Committee to grant awards in
------------------------
the form of restricted shares of Common Stock. These awards may be in such amounts and subject to such terms and conditions as the Committee may determine, provided that the stock shall be restricted for a period of not less than three
(3) years or more than ten (10) years. During this period, the sale, assignment, transfer, pledge or other encumbrance of the shares of Common Stock is restricted, and the shares are subject to forfeiture to the Company in the event the awardee ceases to be an employee, director, or advisor of the Company or one of its subsidiaries prior to the expiration of the period of restriction. This forfeiture is not applicable if the awardee's termination of employment or service is due to his death, permanent disability or retirement, or termination without cause, or constructive termination after a change in control (as defined in the Plan).

Termination of Awards

Awards of options granted under the Plan are subject to earlier termination upon the death, disability, or termination of employment of the awardee. In the event an awardee's employment is terminated for cause, the awardee's awards (other than restricted stock that has already vested) will automatically expire on the date of termination.

Compliance With Securities Laws

No awards may be granted under the Plan without compliance with applicable securities laws and the listing of the underlying shares of Common Stock with the New York Stock Exchange. It is contemplated by management of the Company that upon the award of options or restricted stock under the Plan, the shares of Common Stock to be issued under the Plan will be registered by the Company under the federal securities laws and listed with the New York Stock Exchange.

Transferability

Awards granted under the Plan (other than restricted stock that has fully vested) are not transferable other than by will or the laws of descent and distribution, or with respect to nonqualified stock options, pursuant to the terms of a qualified domestic relations order. Incentive stock options awarded under the Plan may be exercised during the lifetime of an optionee only by that optionee or by his legally authorized representative. The Committee, in its discretion, may permit nonqualified stock options to be transferred to members of the awardee's immediate family, trusts for the benefit of such immediate family members, and partnerships in which such immediate family members are the only partners, provided that there is no consideration for the transfer.

Acceleration of Awards

The Committee may accelerate the exercisability or other vesting of any award at any time. Awards granted under the Plan will vest in full immediately in the event the Company experiences a "change in control" (as defined in the Plan) or a "threatened change in control" (as determined by the Committee in its sole discretion).

Term

The Plan shall terminate on May 22, 2011. No award will be granted under the Plan after that date of termination.

Summary of Certain Material Federal Income Tax Consequences of Awards

         The following is a limited discussion of certain of the material federal income tax consequences of awards under the Plan. No attempt has been made to comment on all relevant tax matters related to the Plan nor those dependent upon the particular circumstances of a recipient of an award. The summary is based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), regulations thereunder, administrative rulings and court decisions, all of which are subject to change (possibly retroactively). The summary does not address state, local, or foreign income tax considerations, nor federal income tax considerations of non-U.S. persons.

Incentive Stock Options. The Company generally will not be entitled to a
-----------------------
compensation deduction for federal income tax purposes with respect to the grant or exercise of an incentive stock option or upon the disposition of Common Stock received upon exercise of an incentive stock option. No taxable income will generally be realized by an optionee upon the grant or exercise of an incentive stock option, and an optionee will generally recognize long-term or short-term capital gain upon disposition of Common Stock received upon exercise of an incentive stock option, depending upon the length of time the optionee has held the Common Stock before disposition. If, however, an optionee disposes of Common Stock acquired upon exercise of an incentive stock option when the shares have not been held by the optionee for more than one year after their issuance and two years after the date of grant of the incentive stock option pursuant to which the shares were issued, the optionee will realize ordinary income and the Company will be entitled to a compensation deduction with respect to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option exercise price and (ii) the excess of the amount realized on the disposition of the shares and the optionee's adjusted basis in the shares. The difference between the fair market value at the time of exercise of the Common Stock received upon exercise of an incentive stock option and the option exercise price may give rise to alternative minimum taxable income subject to the alternative minimum tax. Certain special rules apply if an incentive stock option is exercised by tendering Company stock.

Nonqualified Stock Options. The Company will generally be entitled to a
--------------------------
compensation deduction with respect to nonqualified stock options granted under the Plan upon their exercise and in an amount equal to any excess of the fair market value of the Common Stock issued upon exercise over the exercise price. Such excess will generally constitute ordinary compensation income to the optionee for the year of exercise.

Restricted Stock Grants. The Company will generally be entitled to a
-----------------------
compensation deduction with respect to restricted stock grants under the Plan when the shares are "substantially vested" and in an amount equal to any excess of the fair market value of the shares at the time of vesting over any amounts paid for the shares. Such excess will generally constitute ordinary compensation income to the holder for the year in which the shares become "substantially vested." The shares will become "substantially vested" as of the first date (the "vesting date") the holder's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares are transferable free of any substantial risk of forfeiture. A holder may, however, elect, pursuant to
Section 83(b) of the Code, to report any excess of the fair market value of the shares on the date of grant over the amount paid, if any, for the shares as ordinary income for the taxable year of the grant. In such case, the Company's corresponding deduction is limited to such amount and required to be taken only in the taxable year of the grant. To be effective, the Section 83(b) election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the holder.

Code Section 162(m). Notwithstanding the foregoing, Section 162(m) of the Code
-------------------
denies the Company a deduction with respect to the aggregate compensation of certain covered employees to the extent a covered employee's aggregate compensation for any taxable year exceeds $1,000,000. Covered employees include the Company's chief executive officer and its four other highest compensated officers for the applicable taxable year. Compensation resulting from the grant, exercise or disposition of awards is potentially subject to the Code Section 162(m) limitation. Certain "qualified performance based compensation" ("QPBC") is excepted from the Section 162(m) limitation, however. Incentive stock options granted under the Plan should qualify for the QPBC exception. Additionally, nonqualified stock options granted under the Plan should so qualify, since their exercise prices are required by the Plan to be at least equal to the fair market value of the underlying Common Stock on the date of grant. Restricted stock grants under the Plan will not qualify for the QPBC exception because, among other matters, they are expected to be issued only on the condition that the grantee continue in the employment of the Company for a period of time and, thus, their retention will not be conditioned solely on post-grant appreciation in the value of the Common Stock. When applicable, the Company presently intends to use its best efforts to limit awards to those qualifying for the QPBC exception. Nevertheless, the Company may issue awards that do not so qualify. In such case, all or part of the compensation deduction otherwise available to the Company will be denied and the Company's after-tax cost of the Award will increase.

Shareholder Approval

The Plan is subject to shareholder approval at the 2001 Annual Shareholders' Meeting. Without this shareholder approval, the Plan and any awards made under the Plan will be void and of no force or effect. The affirmative vote of the holders of a majority of the total number of shares voting "FOR" or "AGAINST" the Plan at the meeting, assuming a quorum is present, is required for approval of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S 2001 LONG-TERM INCENTIVE PLAN.

PROPOSAL NO. 3:  RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------

Subject to ratification by the shareholders, the Board of Directors upon the recommendation of the Audit Committee has selected the firm of Ernst & Young LLP, "Ernst & Young" to be the independent auditors of the Company for the fiscal year ending February 28, 2002. This firm of certified public accountants or its predecessor has acted as independent auditors for the Company and its subsidiaries since 1976. Neither the Company nor any officer or director of the Company, has any interest in Ernst & Young.

Representatives of Ernst & Young attend most meetings of the Audit Committee of the Board. The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditor's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditor's independence. The Audit Committee reviews audit and non-audit services performed by Ernst & Young as well as the fees charged by Ernst & Young for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence.

A representative of Ernst & Young will be present at the Shareholders' Meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Fees Paid to Ernst & Young, LLP

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young for fiscal year 2001.

-------------------------------------------------------------------------------
Audit Fees/(1)/                                                       $ 91,750
Financial Information Systems Design and Implementation Fees          $     -0-
All Other Fees/(2)/                                                   $ 159,595
Total                                                                 $ 251,345
-------------------------------------------------------------------------------

___________________

(1) Audit services of Ernst & Young for 2001 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements.

(2) "All Other Fees" includes audit related services of $26,731 and all other fees, including tax services, of $132,864. Audit related services generally include fees for potential business acquisitions, accounting consultations, and SEC registration statements.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP.

  DIRECTORS OF THE COMPANY
  ------------------------

  The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of May 11, 2001, by (i) each current director and (ii) all of the current executive officers and directors of the Company as a group. Except as otherwise indicated each of the persons named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by that person and unless otherwise indicated has served for at least five years in the capacity indicated.

                                 Principal Occupation for Past                                       Common Stock of the    % of
                                 Five Years; Positions and          Director                        Company Beneficially    Class
Directors                  Age   Offices with the Company            Since    Other Directorships   Owned at May 11, 2001    (1)
---------                  ---   ---------------------               -----    -------------------   ---------------------    ---
L.C. Martin (2)             75   Chairman of the Board of            1958     None.                        143,936   (4)     2.9%
                                 the Company
Martin C. Bowen  (5)        57   Vice President & CFO of             1993     None                          14,600   (6)        *
                                 Fine Line Inc.
Kevern R. Joyce (13)        54   Senior Advisor to Texas New         1997     None.                          9,327   (7)        *
                                 Mexico Power Company;
                                 President, CEO and Chairman
                                 of Texas New Mexico Power
                                 Co. (1994-2001)
Daniel R. Feehan (5)        50   President & CEO, Cash               2000     Cash American                  1,000              *
                                 America International                        International,
                                                                              Callaway's
                                                                              Nursery, Inc.;
                                                                              innoVentry and
                                                                              KBK Capital Corp.
                                                                              (3)
Sam Rosen (8)               65   Partner  in the law firm of         1996     GAINSCO, INC. (3)             22,071   (9)        *
                                 Shannon, Gracey, Ratliff &
                                 Miller, L.L.P.; Secretary
                                 of the Company since 1996
Dana L. Perry (2)           52   Vice President of Finance,          1992     None.                        121,133  (10)
                                 Chief Financial Officer,                                                                    2.4%
                                 and Assistant Secretary of
                                 the Company
R.J. Schumacher (5)         72   Vice President and Director         1986     None.                         26,885  (11)        *
                                 of Texland Petroleum, Inc.
                                 (1998-Present); President and
                                 CEO of Texland Petroleum, Inc.
                                 (1973-1998)
Daniel E. Berce (13)        47   Vice Chairman and Chief             2000     AmeriCredit                    6,000              *
                                 Financial Officer of                         Corp.; Cunative
                                 AmeriCredit Corp.                            Health Services;
                                                                              Inspire Insurance
                                                                              Solutions, Inc.
                                                                              (3)
Dr. H. Kirk Downey (13)     58   Fort Worth Investor;                1992     LKCM Mutual Fund               9,100  (14)        *
                                 Professor of Management and                  (3)
                                 Associate Provost for
                                 Academic Affairs at Texas
                                 Christian University
                                 (1992-2000)
David H. Dingus (15)        53   President and Chief                 1999     None                          11,000  (16)        *
                                 Executive Officer of the
                                 Company; President and
                                 Chief Executive of Reedrill
                                 Corp. (1989-1998)
All Current Directors and Executive Officers as a Group (12                                                377,153  (12)     7.4%
Persons)
*Less than one percent (1%)

(1) The percentage is calculated for each individual by using as the denominator the total shares of Common Stock outstanding at the close of business on May 11, 2001 (4,982,993 shares), plus the shares of Common Stock such individual has the right to acquire within sixty (60) days of May 11, 2001, pursuant to the exercise of stock options granted by the Company.

(2) Member of the Nonstatutory Stock Option Committee. Mr. Martin served as Chief Executive officer of the Company until March 1, 2001.
(3)  Publicly owned corporations.
(4) Includes 22,299 shares of Common Stock which Mr. Martin has the right to acquire within sixty (60) days of May 11, 2001, pursuant to the exercise of stock options granted under the 1991 and 1998 Incentive Stock Option Plans of the Company and 9,392 shares of Common Stock held in the defined contribution plan of the Company for the account of Mr. Martin as beneficiary.
(5)  Member of the Audit Committee.
(6) Includes 13,500 shares Mr. Bowen has the right to acquire within sixty (60) days of May 11, 2001, pursuant to the exercise of stock options granted under the 1991 and 1997 Nonstatutory Stock Option Plans of the Company.
(7) Includes 6,300 shares Mr. Joyce has the right to acquire within sixty (60) days of May 11, 2001, pursuant to the exercise of stock options granted under the 1991 Nonstatutory Stock Option Plan of the Company.
(8) Mr. Rosen is a Partner in the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P., which has been general counsel to the Company since 1968. The Company proposes to retain that law firm as its general counsel during the current fiscal year.
(9) Includes 8,000 shares Mr. Rosen has the right to acquire within sixty (60) days of May 11, 2001, pursuant to the exercise of stock options granted under the 1997 Nonstatutory Stock Option Plan of the Company.
(10) Includes 9,840 shares Mr. Perry has the right to acquire within sixty (60) days of May 11, 2001, pursuant to the exercise of stock options granted under the 1991 and 1998 Incentive Stock Option Plans of the Company and 133 shares of Common Stock held in the defined contribution plan of the Company for the account of Mr. Perry as beneficiary.
(11) Includes 18,500 shares Mr. Schumacher has the right to acquire within sixty
(60) days of May 11, 2001, pursuant to the exercise of stock options granted under the 1991 and 1997 Nonstatutory Stock Option Plans of the Company.
(12) The percentage is calculated by using total shares of Common Stock outstanding at the close of business on May 11, 2001 (4,982,993) plus 45,824 shares of Common Stock that executive officers of the Company have the right to acquire within sixty (60) days of May 11, 2001, pursuant to the exercise of stock options granted under the 1991 and 1998 Incentive Stock Option Plans of the Company plus 54,300 shares of Common Stock that directors have the right to acquire within sixty (60) days of May 11, 2001, pursuant to the exercise of stock options granted under the 1991 and 1997 Nonstatutory Stock Option Plans of the Company.
(13)  Member of Compensation Committee.
(14) Includes 8,000 shares Mr. Downey has the right to acquire within sixty (60) days of May 11, 2001, pursuant to the exercise of stock options granted under the 1997 Nonstatutory Stock Option Plan of the Company.
(15) Mr. Dingus was employed as President and Chief Operating Officer on September 16, 1998, and was elected to the board of directors on April 20, 1999. Mr. Dingus assumed the position of Chief Executive Officer on March 1, 2001.
(16) Includes 4000 shares Mr. Dingus has the right to acquire within sixty (60) days of May 11, 2001, pursuant to the exercise of stock options granted under the 1991 and 1998 Incentive Stock Option Plans of the Company.
(17) Mr. Feehan and Mr. Berce were elected to the Board of Directors in August 2000.

No family relationship exists between any director or executive officer of the Company and any other director or executive officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of the Company's stock to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission. Copies of such reports are required to be furnished to the Company. Based solely on a review of such forms furnished to the Company and certain written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis.


EXECUTIVE COMPENSATION AND OTHER MATTERS
----------------------------------------

Report of Compensation Committee on Executive Compensation. Through fiscal periods ended February 28, 2001, compensation for the chief executive officer and senior executives has been approved by the full Board of Directors upon the recommendations of the Compensation Committee. This Committee was composed of Dr. H. Kirk Downey and Martin C. Bowen from the beginning of the 2001 fiscal year to November 21, 2000, when Mr. Bowen resigned to join the Audit Committee and Kevern R. Joyce and Daniel E. Berce joined the Compensation Committee. None of the Directors perform any services for, or receive any fees from the Company in any capacity other than as Director.

It has been the philosophy and the practice of the Committee to relate executive compensation to the profitability of the Company. The compensation program has provided market-driven salary ranges based on job responsibilities and influences on Company performance with a balanced incentive compensation element based on profit performance of the Company. This is accomplished through a two-tiered structure of measuring the compensation rewards as follows:

1. Base Salary - The Committee reviews and approves salaries for the chief executive officer and the other executive officers on a regular basis. Base salaries recommended to the Board of Directors are reviewed and set based on information derived from comparative group reviews and national surveys of compensation data, as well as evaluations of each individual executive's position and expected future responsibility and contribution. In making salary decisions, the Committee exercises its discretion and judgment with no specific formula being applied to determine salary levels.

2. Bonus - The purpose of the bonus program has been to promote the Company's goal of increasing shareholder value through sustainable internal growth, high operating efficiencies, strategic acquisitions, and attracting highly motivated, results-oriented executive officers. A portion of executive compensation was calculated using a formula reflecting growth in pretax income of the Company in the case of the chief executive officer and certain other executive officers or a particular segment of the Company in the case of an executive officer who is responsible for such segment. Mr. Martin's, Mr. Dingus's and Mr. Perry's bonus base was fixed at 2.5%, 1.25% and 1% of the yearly pretax profits of the Company, respectively. Mr. Fred Wright's bonus base was fixed at 1.25% of the yearly pretax profits of the Company's Galvanizing Services Segment. Mr. Watson's bonus was calculated using a formula reflecting performance compared to the Company's plan for its electrical products for the fiscal year. The maximum and minimum bonus was set at 150% and 50% of the bonus base, respectively. When the Company or a segment exceeds prior year actual or planned performance, the executives are rewarded through increased bonuses up to a maximum of 150% of his bonus base. Conversely, if the Company or segment falls short of the prior year's actual or planned performance, the executive officers receive a reduced bonus. If the current years actual performance falls below 50% of the prior year or below 50% of plan for the current year, the executive officers receive no bonus.

Additionally, the executive officers participate, along with other employees, in the Company's defined contribution plan, the annual contributions to which are dramatically affected by profitability of the Company, and the Company Stock Option Plans. However, during fiscal 2001, the only executive who received Company stock options was Clement H. Watson who received options for 2000 shares.

Section 162(m) of the Internal Revenue Code of 1986, as amended, which was enacted in 1993, imposes a $1 million limit on the amount of compensation that will be deductible by the Company with respect to the chief executive officer and the four other most highly compensated executive officers. Performance based compensation that meets certain requirements will not be subject to the deduction limit. The Committee reviewed the impact of Section 162(m) on the Company and believed it to be unlikely that the compensation paid to any executive officer during the fiscal year ending February 28, 2001, would exceed the limit. None did. The Committee will continue to monitor the impact of the
Section 162(m) limit and to assess alternatives for avoiding any loss of tax deductions in future years.

The Compensation Committee has retained the services of a consultant on executive compensation and is in the process of reevaluating its executive compensation structure with the goal of maintaining competitive compensation programs that continue to align executive compensation with the interests of shareholders.

        Members of the Compensation Committee during fiscal year 2001:

                              Dr. H. Kirk Downey
                              Kevern R. Joyce
                              Daniel E. Berce
                              Martin C. Bowen

AUDIT COMMITTEE REPORT

The Audit Committee is made up of R.J. Schumacher, Chairman, Martin C. Bowen , and Daniel R. Feehan. All members are independent as that term is defined in Rules 303.01 of the New York Stock Exchange.

The Audit Committee of the Board of Directors is responsible for helping to ensure the reliability of the Company's financial statements and overseeing the Company's financial process on behalf on the Board of Directors. As more fully describe in its charter, the Audit Committee is responsible for, among other things, reviewing with the auditors the plan and scope of the audit, fee schedules, monitoring the adequacy of reporting and internal controls, and meeting periodically with independent auditors with and without management present. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. Ernst & Young LLP, the Company's auditing firm, is responsible for performing an independent audit of the consolidated statements in accordance with generally accepted auditing standards.

The Audit Committee operates under a written charter adopted by the Company's Board of Directors on May 17, 2000. A copy of the full text of the charter is attached as Exhibit B. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

The Audit Committee has:

     1. reviewed and discussed the audited financial statements with management;

     2. discussed with its independent auditors the matters, if any, required to be discussed by SAS 61.

     3. received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees.

Based on the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for its year ended February 28, 2001.



                                            Audit Committee:

                                            R.J. Schumacher, Chairman
                                            Martin C. Bowen
                                            Daniel R. Feehan

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee report, the Audit Committee report, and the Performance Graph on page 12 shall not be incorporated by reference into any such filings.

Summary Compensation Table. The following information summarizes annual and long-term compensation for services in all capacities to the Company for the fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999, of the Chief Executive Officer and the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 (the "Named Executives").

                          SUMMARY COMPENSATION TABLE
                          ==========================

                                                                                         LONG-TERM COMPENSATION
                                                                                         ----------------------
                                      ANNUAL COMPENSATION                         AWARDS            PAYOUTS
                                      -------------------                         ------            -------
                                                          Other Annual     Restricted     Options/  Long-Term      All Other
       Name and           Year      Salary      Bonus     Compensation   Stock Award(s)    SARs     Incentive    Compensation
  Principal Position     Ending      ($)         ($)          ($)              ($)          (#)     Payouts($)        ($)
--------------------------------------------------------------------------------------------------------------------------------
L.C. Martin, Chairman     2001       300,000    420,310        --              --               0      --          44,315 (1)
of the Board              2000       250,000    262,960        --              --           6,000      --          47,051 (2)
                          1999       250,000    150,500        --               -               0      --          46,954 (3)

D.H. Dingus,              2001       210,000    223,591        --              --               0      --           9,775 (4)
President and Chief       2000       200,000    142,950        --              --           5,000      --           7,056 (4)
Executive Officer (7)     1999        97,167     31,580        --              --          10,000      --               0

D.L. Perry, Vice          2001        90,000    174,574        -                -               0       -           9.775 (5)
President of Finance,     2001        75,000    110,419        -                -           4,000       -          10,095 (5)
Chief Financial           1999        75,000     60,200        -               --               0       -          11,134 (5)
Officer

F. L. Wright, Jr.         2001        95,200    121,947        --              --               0      --           9.775 (6)
Senior Vice President     2000        95,200    159,717        --              --           4,000      --          11,631 (6)
Galvanizing Services      1999       108,200     94,607        --              --               0      --          11,134 (6)

C. H. Watson              2001        73,125     51,213        --              --           2,000      --               0
Vice President Sales
Electrical Products
(8)


  (1) The amount of $44,315 includes fiscal 2001 Directors fees of $8,800, 2001 contribution made to Mr. Martin's account in AZZ's Employee Benefit Plan and Trust (the "Employee Plan") of $9,775, and the increase in the cash surrender value of the insurance policy on the life of Mr. Martin of $25,740 described below under Buy-Sell and Termination Agreement.
  (2) The amount of $47,051 includes fiscal 2000 Directors fees of $8,800, 2000 contribution made to Mr. Martin's account in AZZ's Employee Plan of $11,631, and the increase in the cash surrender value of the insurance policy on the life of Mr. Martin of $26,620 described below under Buy-Sell and Termination Agreement.
  (3) The amount of $46,954 includes fiscal 1999 Directors fees of $9,200, 1999 contribution made to Mr. Martin's account in AZZ's Employee Plan of $11,134, and the increase in the cash surrender value of the insurance policy on the life of Mr. Martin of $26,620 described below under Buy-Sell and Termination Agreement.
  (4) This amount represents the contribution made to Mr. Dingus's account in AZZ's Employee Plan.
  (5) This amount represents the contribution made to Mr. Perry's account in AZZ's Employee Plan.
  (6) This amount represents the contribution made to Mr. Wright's account in AZZ's Employee Plan.
  (7) Mr. Dingus joined the Company on September 16, 1998.
  (8) Mr. Watson joined the Company on August 16, 2000.

Option/SAR Grants in Last Fiscal Year. The following table provides information with regard to stock options granted to Named Executives during the fiscal year ending February 28, 2001. The Company has no SARs.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                     =====================================

      Name          Number of      % of Total Options/    Exercise or Base    Expiration    Potential Realized Value at Assumed
                   Securities        SARS Granted to         Price ($ per        Date           Annual Rates of Stock Price
                   Underlying      Employees in Fiscal          share)                        Appreciation for Option Term ($)
                  Options/SARs           Year                                                     5%                10%
                     Granted
       (a)             (b)               (c)                      (d)             (e)            (f)                (g)
------------------------------------------------------------------------------------------------------------------------------------
C. H. Watson         2,000              100%                    17.8125         10/17/05        $9,843            $21,749

(b) Options granted become vested and exercisable on the first anniversary of the grant date and are for a term of 5 years, subject to earlier termination related to termination of employment.

(d) The options above were granted at the average of the high and low prices on the New York Stock Exchange at date of grant.

(f) & (g) These columns reflect the potential realizable value of each grant assuming the market value of the Company's stock appreciates at 5 percent and 10 percent, compounded annually, from the date of grant over the term of the option. There is no assurance that the actual stock price appreciation over the 5 year option term will be at the assumed 5 percent or 10 percent levels or at any other level. Unless the market price of the stock does in fact appreciate over the option term, no value will be realized from the option grants. These calculations are based on requirements promulgated by the Securities Exchange Commission and do not reflect the Company's estimate of future price growth.

Options Exercised and Year End Value Table. The following table sets forth certain information regarding the options exercised during the 2001 fiscal year by the Named Executives and the year end value of options held by the Named Executives.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
                        =================================

       Name            Shares      Value Realized    Number of Unexercised      Value of Unexercised In-the-Money
                    Acquired on         ($)          Options at F Y-End (#)          Options at F Y-End ($)
                    Exercise(#)                     Exercisable/Unexercisable      Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------
 L. C. Martin                  0                 0       22,299            0         154,096               0
 D.H. Dingus               2,000             9,500        6,000        6,000          46,675          53,550
 D. L. Perry                   0                 0        9,840            0          69,126               0
 F. L. Wright, Jr.             0                 0        9,685            0          68,147               0
 C. H. Watson                  0                 0            0        2,000               0               0

/(1)/For purposes of calculating the value of "in-the-money" options, the closing price of the Company's Common Stock of $17.80 on February 28, 2001 was used.

Change in Control Agreement. The Company has entered into a change in control agreement with Mr. L. C. Martin, the chief executive officer of the Company. The change in control agreement provides for the payment of certain benefits upon the occurrence of a change in control of the Company. A "change in control of the Company" includes the acquisition by any person of a beneficial interest in 50% percent or more of the shares of Common Stock, a merger or consolidation of the Company in which the Company does not survive as an independent public company, a sale of all or substantially all of the assets of the Company, or a liquidation or dissolution of the Company.

Under the change in control agreement, if Mr. Martin remains in the employ of the Company for a period of at least three months immediately following the date of occurrence of a change in control of the Company, he will be entitled to receive a lump sum payment of $750,000 from the Company within five days after the expiration of the three-month period, regardless of whether he continues in the employ of the Company after the expiration of the three-month period (the "Change in Control Payment"). This payment will be owed whether or not the change in control is approved by the Board of Directors and/or Shareholders of the Company. However, if the employment of Mr. Martin during the three-month period is terminated by him for any reason other than as a result of his death or total disability or voluntary termination for good reason as defined in the agreement, he would be entitled to his full base salary through the date of termination of his employment, plus any other amounts to which he would be entitled under any compensation plan of the Company, but would not be entitled to the Change in Control Payment provided above.

Buy-Sell and Termination Agreement. During fiscal 1994 the Company entered into a "Buy-Sell and Termination Agreement" (the "Agreement") with Mr. L. C. Martin, the chairman of the board of the Company. Under the Agreement, the Company agrees to maintain a whole life insurance policy in the face amount of $1 million on the life of Mr. Martin (the "Policy"). The Company shall be the owner and direct beneficiary of the Policy and shall be solely responsible for the payment of premiums required to be paid to keep the Policy in effect. The Agreement provides that the proceeds from Policy be used to acquire from his wife or estate shares of Company Common Stock in the event the executive dies while employed by the Company. The purchase price per share is to be the closing price of the stock on the NYSE on the day before the date of death. Upon termination (other than for "just cause") of employment from the Company prior to death, the Company will convey all rights in the insurance policy to Mr. Martin, including cash surrender value without the exchange of any shares of Common Stock. The Company recorded a deferred liability and corresponding charge to expense in the amount of $246,000 during fiscal 1994 and has increased the deferred liability and made a corresponding charge to expense each year since 1994. The deferred compensation amount is equivalent to the cash surrender value of the insurance policy and amounted to $355,350 at February 28, 2001.

Stock Price Performance Graph. The following graph illustrates the five-year cumulative total return on investments in AZZ incorporated, the CRSP Index for NYSE Stock Market (U.S. Companies) and the CRSP Index for NYSE Stocks (SIC 5000-5099 US Companies). These indices are prepared by the Center for Research in Security Prices of The University of Chicago Graduate School of Business. Aztec is listed on the New York Stock Exchange and is engaged in multiple industries. The shareholder return shown below is not necessarily indicative of future performance. Total return, as shown, assumes $100 invested on February 28, 1996, in shares of AZZ incorporated and each index, all with cash dividends reinvested. The calculations exclude trading commissions and taxes.

               Comparison of Five Year-Cumulative Total Returns
                  Value of $100 Invested on February 28, 1996
               For Fiscal Year Ended on the Last Day of February

[GRAPH]

Symbol   CRSP Total Returns Index for:                             2/96     2/97     2/98     2/99     2/00     2/01
------   -----------------------------                             ----     ----     ----     ----     ----     ----
______   AZZ incorporated                                          100.0    208.4    312.4    187.0    235.9    415.2
------   CRSP Index for NYSE Stock Market (US Companies)           100.0    122.5    163.9    181.8    183.5    201.6
-- --    CRSP Index for NYSE Stocks (SIC 5000-5099 US Companies)   100.0    111.5    145.8    156.7    135.5    142.5
         Wholesale trade - durable goods

ACTION TO BE TAKEN UNDER THE PROXY
----------------------------------

Unless otherwise specified in the accompanying proxy, the proxy holders will vote the shares covered by them "FOR" the election of L.C. Martin, R.J. Schumacher, Dr. H. Kirk Downey and Daniel R. Feehan as directors for a three year term expiring at the 2004 annual meeting of shareholders, "FOR" the approval of the Company's 2001 Long Term Incentive Plan, and "FOR" the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for its fiscal year ending February 28, 2002.

The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof. Management knows of no other matters, other than as set forth above, to be considered at the meeting. If, however, any other matters properly come before the meeting, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter.


SHAREHOLDER PROPOSALS
---------------------

Rule 14a-8 under the Securities Exchange Act of 1934 addresses when a company must include a shareholder proposal in its proxy statement for the purpose of an annual or special meeting. Pursuant to the rule, in order for a shareholder proposal to be considered for inclusion in the proxy statement for the 2002 annual meeting of shareholders of the Company, a proposal must be received at the principal executive offices of the Company on the date in the year 2002 that corresponds to the date that is not less than 120 calendar days before the date that this Proxy Statement was released to shareholders in connection with the 2001 annual meeting. However, if the date of the 2002 annual meeting of shareholders changes by more than 30 days from the date of the 2001 meeting, the deadline is a reasonable time before the Company begins to print and mail its proxy material.

If a proposal is submitted outside the process provided by Rule 14a-8, shareholders' proposals must meet the requirements of Section 2.08 of the Bylaws of the Company. Section 2.08 of the Bylaws provides that to be timely, a proposal must be delivered to or mailed and received not less than 50 days nor more than 75 days prior to the meeting: provided, that, if less than 65 days notice or public disclosure of the meeting is given or made to shareholders, notice must be received not later than the close of business on the 15th day following the earlier of the day on which notice of the date of the annual meeting was mailed or public disclosure was made.


ANNUAL REPORTS
--------------

The Company's 2001 Annual Report to Shareholders, covering the fiscal year ended February 28, 2001, including audited financial statements, is enclosed with this Proxy Statement. Neither the Annual Report nor the financial statements are incorporated into this Proxy Statement or are deemed to be a part of the material for the solicitation of proxies.

A copy of the Company's 2001 Form 10-K Report, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission, may be obtained without charge (except for exhibits to such Form 10-K Report which will be furnished upon payment of the Company's reasonable expense in furnishing such exhibits) by any shareholder whose proxy is solicited upon written request to: AZZ incorporated, 400 North Tarrant Street, Crowley, Texas 76036, Attention: Dana Perry.

                                                                       EXHIBIT A

                               AZZ incorporated
                         2001 LONG-TERM INCENTIVE PLAN


                                   ARTICLE I
                                   THE PLAN

     1.1    Name.  This Plan shall be known as the "AZZ incorporated 2001
            ----
Long-Term Incentive Plan." Capitalized terms used herein are defined in Article IX hereof.

     1.2    Purpose. The purpose of the Plan is to promote the growth and
            -------
general prosperity of the Company by permitting the Company to grant to its Employees, Directors, and Advisors Restricted Stock, and Options to purchase Common Stock of the Company. The Plan is designed to help the Company and its Affiliates attract and retain superior personnel for positions of substantial responsibility and to provide Employees, Directors, and Advisors with an additional incentive to contribute to the success of the Company. The Company intends that Incentive Stock Options granted pursuant to Article III shall qualify as "incentive stock options" within the meaning of Section 422 of the Code.

     1.3    Effective Date. The Plan shall become effective upon the Effective
            --------------
Date; provided, however, that if the shareholders of the Company have not approved the Plan by the date that is twelve months after the Effective Date, the Plan and all grants made under the Plan shall be void and of no force or effect.

     1.4    Eligibility to Participate. Any Employee, Director, or Advisor shall
            --------------------------
be eligible to participate in the Plan. Subject to the following provisions, the Committee may make Awards in accordance with such determinations as the Committee from time to time in its sole discretion shall make; provided, however, that Incentive Stock Options may be granted only to persons who are Employees.

     1.5    Shares Subject to the Plan. The shares of Common Stock to be issued
            --------------------------
pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company.

     1.6    Maximum Number of Plan Shares. Subject to adjustment pursuant to the
            -----------------------------
provisions of Section 6.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall not exceed 750,000 shares. The maximum aggregate number of Plan Shares with respect to which Awards may be granted to any person during any calendar year shall not exceed 100,000 shares.

     1.7    Options and Stock Granted Under Plan. Plan Shares with respect to
            ------------------------------------
which an Option has been exercised or Restricted Stock which has vested shall not again be available for grant hereunder. If Options terminate for any reason without being wholly exercised or if

                                      A1

Restricted Stock is forfeited prior to vesting, new Awards may be granted hereunder covering the number of Plan Shares to which such termination or forfeiture relates.

     1.8    Conditions Precedent.  The Company shall not issue any certificate
            --------------------
for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

            (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

            (b) The completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

     1.9    Reservation of Shares of Common Stock. During the term of the Plan,
            -------------------------------------
the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

     1.10   Tax Withholding and Reporting.
            -----------------------------

            (a)  Condition Precedent. The issuance of Plan Shares pursuant to
                 -------------------
     the exercise of any Option or the vesting of any Restricted Stock, is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state, or local law is necessary or desirable as a condition of, or in connection with such issuance, vesting or payment, then the issuance, vesting or payment shall not be effected unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

            (b)  Manner of Satisfying Withholding Obligation. When the Committee
                 -------------------------------------------
     requires an Awardee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with paragraph (a) above, such payment shall be made, as the Committee may in each case in its discretion determine, (i) in cash, (ii) by check, (iii) by delivery to the Company of shares of Common Stock already owned by

                                      A2
     the Awardee having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) through the withholding by the Company ("Company Withholding") of a portion (but no more than the portion as so calculated) of the Plan Shares acquired upon the exercise of an Option having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration permitted by the Committee in its discretion.

            (c)  Notice of Disposition of Stock Acquired Pursuant to Incentive
                 -------------------------------------------------------------
     Stock Options. The Company may require as a condition to the issuance of
     -------------
     Plan Shares covered by any Incentive Stock Option that the party exercising the Option give a written representation to the Company, satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he shall report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent the realization of income in such a disposition imposes upon the Company federal, state, or local withholding tax requirements or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.

            (d)  Tax Reporting. The Company shall file, and shall furnish the
                 -------------
     Awardee a copy of, all federal, state, and local tax information returns that it deems to be required in connection with the grant, exercise, or vesting of any Award.

     1.11   Exercise of Options.
            -------------------

            (a)  Method of Exercise. Each Option shall be exercisable in
                 ------------------
     accordance with the terms of the Option pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

            (b)  Payment of Purchase Price. The purchase price of any Plan
                 -------------------------
     Shares purchased pursuant to an Option shall be paid at the time of exercise of the Option, as the Committee may in each case in its discretion determine, (i) in cash, (ii) by certified or cashier's check, (iii) in shares of Common Stock held for at least six months, (iv) by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such terms and provisions as the Committee may determine, including without limitation the right to pay the note partially or wholly with Common Stock,
     (v) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (vi) in any other form of valid consideration permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the

                                      A3
     time of exercise is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value.

     1.12     Acceleration in Certain Events.   The Committee may accelerate the
              ------------------------------
exercisability or other vesting of any Award in whole or in part at any time. Notwithstanding the provisions of any Award Agreement, the following provisions shall apply:

              (a)   Mergers, Consolidation, Etc. In the event that the Company,
                    ----------------------------
         pursuant to action by the Board, at any time enters an agreement whereby the Company will merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to another corporation and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting, or acquiring corporation of outstanding Awards, or for the substitution of new Awards with substantially equivalent benefit therefor, each outstanding Award shall become fully (100 percent) vested upon approval of the merger or consolidation by the shareholders or owners of all constituent entities as required by the applicable laws of their respective domiciles. The Committee shall advise each Awardee in writing of the manner and terms under which such fully vested Awards shall be exercised, if applicable.

              (b)   Change in Control. Anything contained herein to the contrary
                    -----------------
         notwithstanding, (1) an Awardee shall become fully (100 percent) vested in each of his or her Awards upon the occurrence of a Change in Control (as defined below) or a threatened Change in Control (as determined by the Committee in its sole discretion); and (2) no Award held by an Awardee at the time a Change in Control or threatened Change in Control occurs or at any time thereafter shall terminate for any reason before the end of the Award's express term. For purposes of this section, "Change in Control" means one or more of the following events:

              (i) Any person within the meaning of Section 13(d) and 14(d) of the Exchange Act, other than the Company (including its Subsidiaries, directors or executive officers) has become the beneficial owner, within the meaning of Rule 13d-3 under the Exchange Act, of 50 percent or more of the combined voting power of the Company's then outstanding Common Stock and any other class or classes of the Company's outstanding securities ordinarily entitled to vote in elections of directors (collectively, "Voting Securities") (other than through the purchase of Voting Securities from the Company); or

              (ii) Shares representing 50 percent or more of the combined voting power of the Company's Voting Securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Company or its subsidiaries or affiliates); or

              (iii) As a result of, or in connection with, any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or of any successor to the Company; or

                                      A4

              (iv) Following the effective date of the Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 50 percent of the outstanding Voting Securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company; or

              (v) The Company transfers more than 50 percent of its assets, or the last of a series of transfers results in the transfer of more than 50 percent of the assets of the Company, to another entity that is not wholly-owned by the Company. For purposes of this subsection (v), the determination of what constitutes a transfer and what constitutes over 50 percent of the assets of the Company shall be made by the Committee, as constituted immediately prior to the events that would constitute a Change in Control if 50 percent of the Company's assets were transferred in connection with such events, in its sole discretion.

              (vi) During any two consecutive years, individuals who, at the beginning of such period constituted the entire Board, ceased to constitute a majority of the Directors, unless the election of each was approved by at least two-thirds of the Directors still in office who were Directors at the beginning of the period.

          1.13 Written Notice Required. Any Option shall be deemed to be
               -----------------------
     exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised (if applicable) has been received by the Company in accordance with Section 1.11.

          1.14 Compliance with Securities Laws. Plan Shares shall not be issued
               -------------------------------
with respect to any Award unless the issuance and delivery of the Plan Shares (and the exercise of an Option, if applicable) shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder and (ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an Awardee to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Awardee shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to an Award, restricting their transfer as required by law or this section.

          1.15 Employment or Service of Awardee. Nothing in the Plan or in any
               --------------------------------
Award shall confer upon any Employee any right to continued employment by the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment. Nothing in the Plan or in any Award shall confer upon any Director or Advisor any right to continued service as a Director or Advisor of

                                      A5
the Company or any Subsidiary at any time to terminate or alter the terms of that service.

         1.16 Rights of Awardees Upon Termination of Employment or Service. The
              ------------------------------------------------------------
provisions in this Section 1.16 shall be subject to the provisions of Section
5.1 and the provisions of any Restricted Stock Agreement. In the event an Awardee ceases to be an Employee, Director, or Advisor for any reason other than death, Retirement, Permanent Disability, or Cause or pursuant to a right of termination under an Employee's employment agreement with the Company, (i) the Committee shall have the ability to accelerate the vesting of the Awardee's Awards, in its sole discretion, and (ii) any Option held by such Awardee shall be exercisable (to the extent exercisable on the date of termination of employment or rendition of services, or, if the vesting of such Option has been accelerated, to the extent exercisable following such acceleration) at any time within three months after the date of termination of employment or rendition of services, unless by its terms the Option expires earlier or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Option shall not be extended beyond its initial term. In the event an Awardee ceases to serve as an Employee, Director, or Advisor due to death, Permanent Disability, Retirement, or Cause or pursuant to a right of termination under an Employee's employment agreement with the Company, (i) the Committee shall have the ability to accelerate the vesting of the Awardee's Awards, in its sole discretion, and (ii) the Awardee's Options may be exercised as follows:

              (a) Death. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Awardee dies while serving as an Employee, Director, or Advisor or within three months after ceasing to be an Employee, Director, or Advisor, his Options shall become fully (100 percent) vested on the date of his death and shall expire twelve months thereafter, unless by their terms they expire sooner or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Nonqualified Stock Option shall not be extended beyond its initial term. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Awardee's personal representative or by the distributees to whom the Awardee's rights under the Option pass by will or by the laws of descent and distribution.

              (b) Retirement. If an Awardee ceases to serve as an Employee, Director, or Advisor as a result of Retirement, (i) the Committee shall have the ability to accelerate the vesting of the Awardee's Awards, in its sole discretion, and (ii) the Awardee's Options shall be exercisable (to the extent exercisable on the effective date of such Retirement or, if the vesting of such Options has been accelerated, to the extent exercisable following such acceleration) only at any time within three months after the effective date of such Retirement, unless by their terms the Options expire earlier or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Option shall not be extended beyond its initial term.

              (c) Disability. If an Optionee ceases to serve as an Employee, Director, or

                                       A6

         Advisor as a result of Permanent Disability, the Awardee's Awards shall become fully (100 percent) vested and shall expire twelve months thereafter, unless by their terms they expire sooner or, unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend its term; provided that the term of any such Option shall not be extended beyond its initial term.

               (d) Cause. If an Awardee ceases to be employed by the Company or a Subsidiary or ceases to serve as a Director or Advisor because the Awardee's employment or service relationship with the Company or a Subsidiary is terminated for Cause, the Awardee's Awards (other than Restricted Stock that has already vested) shall automatically expire on the date of such termination. If any facts that would constitute Cause for termination or removal of an Awardee are discovered after the Awardee's employment or service relationship with the Company has ended, any Awards then held by the Awardee (other than Restricted Stock that has already vested) may be immediately terminated by the Committee. Notwithstanding the foregoing, if an Awardee is an Employee employed pursuant to a written employment agreement with the Company or a Subsidiary, the Awardee's relationship with the Company or a Subsidiary shall be deemed terminated for Cause for purposes of the Plan only if the Awardee is considered under the circumstances to have been terminated "for cause" for purposes of such written agreement or the Awardee voluntarily ceases to be an Employee in breach of his employment agreement with the Company or a Subsidiary.

               (e) Notice. If an Awardee's employment agreement with the Company or an Affiliate is terminated by either the Company, an Affilaite, or the Awardee by providing a required or permitted notice of termination thereunder, the Awards that are exercisable as of the date of termination shall remain exercisable for a period of twelve months (three months if Incentive Stock Options) after the date of termination and shall expire at the end of such twelve-month period (three-month period if Incentive Stock Options).

         1.17  Transferability of Awards. Except as may be agreed upon by the
               -------------------------
Committee in accordance with this section, Awards (other than Restricted Stock that has fully vested) shall not be transferable other than by will or the laws of descent and distribution or, with respect to Nonqualified Stock Options, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. Incentive Stock Options may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative. The designation by an Awardee of a beneficiary shall not constitute a transfer of the Award. The Committee may, in its discretion, provide in an Award Agreement that Nonqualified Stock Options may be transferred to members of the Awardee's immediate family, trusts for the benefit of such immediate family members, and partnerships in which such immediate family members are the only partners, provided that there is no consideration for the transfer.

         1.18  Information to Awardees. The Company shall furnish to each
               -----------------------
Awardee a copy of the annual report, proxy statements and all other reports sent to the Company's shareholders, unless the Awardee otherwise receives same as a shareholder of the Company. Upon written request, the Company shall furnish to each Awardee a copy of its most recent Annual Report or

                                       A7

Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.


                                  ARTICLE II
                                ADMINISTRATION

         2.1 Committee. The Plan shall be administered by a Committee of not
             ---------
fewer than two members of the Board. The Committee shall be appointed by the Board. Each member of the Committee shall be both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code and the regulations issued pursuant thereto. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the persons to whom Awards shall be granted and the number of Plan Shares subject to each Award, to interpret the Plan, to prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Award Agreement, to modify or amend any Award Agreement or waive any conditions or restrictions applicable to any Award (or the exercise thereof), and to make all other determinations necessary or advisable for the administration of the Plan.

         2.2 Majority Rule; Unanimous Written Consent. A majority of the members
             ----------------------------------------
of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

         2.3 Company Assistance. The Company shall supply full and timely
             ------------------
information to the Committee on all matters relating to Employees, Directors, and Advisors, their employment, death, Retirement, Permanent Disability, or other termination of employment or service, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

         2.4 Exculpation of Committee. No member of the Committee shall be
             ------------------------
personally liable for, and the Company shall indemnify all members of the Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan, including without limitation any determination by the Committee regarding whether a Change in Control (within the meaning of Section 1.12) is threatened and any failure by the Committee to consider such a determination.


                                  ARTICLE III
                            INCENTIVE STOCK OPTIONS

         3.1 Terms and Conditions. The terms and conditions of Options granted
             --------------------
under this Article may differ from one another as the Committee shall, in its discretion, determine, as long

                                       A8
as all Options granted under this Article satisfy the requirements of this Article. However, in the absence of a determination by the Committee to the contrary, the right to exercise Options granted under this Article shall vest 20% on the date of the Award and 20% on each of the first four anniversaries of that date.

         3.2 Duration of Options. Each Option granted pursuant to this Article
             -------------------
and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted; and in no event shall any Option granted under this Article to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or affiliate thereof within the meaning of Section 422 of the Code expire later than five years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         3.3 Purchase Price. The purchase price for Plan Shares acquired
             --------------
pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option; provided, however, in the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or affiliate thereof within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110 percent of the Fair Market Value of those Plan Shares at the time the Option is granted.

         3.4 Maximum Amount of Options First Exercisable in Any Calendar Year.
             ----------------------------------------------------------------
The aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates shall not exceed $100,000. Any portion of an Option granted under the Plan in excess of the foregoing limit shall be considered granted pursuant to
Article IV.

         3.5 Individual Option Agreements. Each Employee receiving Options
             ----------------------------
pursuant to this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the Options granted pursuant hereto, and such other matters as the Committee deems appropriate.

         3.6 Persons Eligible. Each Employee of the Company or any of its
             ----------------
Subsidiaries shall be eligible to receive a grant of Incentive Stock Options.


                                  ARTICLE IV
                          NONQUALIFIED STOCK OPTIONS

         4.1 Option Terms and Conditions. The terms and conditions of Options
             ---------------------------
granted under this Article may differ from one another as the Committee shall, in its discretion,

                                       A9
determine as long as all Options granted under this Article satisfy the requirements of this Article. However, in the absence of a determination by the Committee to the contrary, the right to exercise Options granted under this Article shall vest 20% on the date of the Award and 20% on each of the first four anniversaries of that date.

         4.2 Duration of Options. Each Option granted pursuant to this Article
             -------------------
and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         4.3 Purchase Price. The purchase price for the Plan Shares acquired
             --------------
pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

         4.4 Individual Option Agreements. Each Optionee receiving Options
             ----------------------------
pursuant to this Article shall be required to enter a written Option Agreement with the Company. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options granted pursuant hereto, and such other matters as the Committee deems appropriate.

         4.5 Persons Eligible. Each Employee, Director and Advisor of the
             ----------------
Company or any of its Affiliates shall be eligible to receive a grant of Nonqualified Stock Options.


                                   ARTICLE V
                               RESTRICTED STOCK

         5.1 Terms and Conditions. Each grant of Restricted Stock shall confer
             --------------------
upon the Awardee thereof the right to receive a specified number of Plan Shares in accordance with the terms and conditions of a Restricted Stock Agreement as set forth in Section 5.2. The general terms and conditions of the Restricted Stock grants shall be as follows:

             (a) Restrictions. Any Plan Shares awarded under this Article shall
                 ------------
         be restricted for a period of time to be determined by the Committee at the time of the award, which period shall be not more than 10 years. The restrictions shall prohibit the sale, assignment, transfer, pledge, or other encumbrance of the Plan Shares and will provide for possible reversion thereof to the Company in accordance with paragraph (b) during the period of restriction.

             (b) Forfeiture Upon Termination of Employment. All Restricted Stock
                 -----------------------------------------
         awarded under this Article shall be forfeited and returned to the Company in the event the Awardee ceases to be an Employee, Director, or Advisor of the Company or one of its subsidiaries or affiliates prior to the expiration of the period of restriction, unless the Awardee's termination of employment or service is due to his death, Permanent Disability, or Retirement, or termination without Cause, or constructive termination after a Change in Control. Whether or not an Awardee's Retirement or Permanent Disability

                                      A10
         has occurred will be determined by the Committee in its sole discretion.

                  (c) Lapse of Restrictions Upon Death or Disability. In the
                      ----------------------------------------------
         event of an Awardee's death or Permanent Disability, or termination without cause, or constructive termination after a Change in Control, the restrictions under paragraph (a) will lapse with respect to all Restricted Stock awarded to the Awardee under this Article prior to any such event, and the Plan Shares involved shall cease to be Restricted Stock within the meaning of this Article and shall no longer be subject to forfeiture to the Company pursuant to paragraph (b).

                  (d) Effect of Retirement. In the event of an Awardee's
                      --------------------
         Retirement, the restrictions under paragraph (a) shall continue to apply as though the Awardee were still an Employee, Director, or Advisor, unless the Committee shortens the restriction period.

                  (e) Certificates. Plan Share certificates issued with respect
                      ------------
         to awards of Restricted Stock shall be registered in the name of the Awardee but shall be delivered by him to the Company together with a stock power endorsed in blank. Each such certificate shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER, AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE AZZ incorporated 2001 LONG-TERM INCENTIVE PLAN AND THE RESTRICTED STOCK AGREEMENT BETWEEN THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND AZZ incorporated, ENTERED PURSUANT TO SUCH PLAN."

                  (f) Lapse of Restriction Period. Upon the lapse of a
                      ---------------------------
         restriction period as determined pursuant to paragraph (a), the Company will return the stock certificates representing the Plan Shares with respect to which the restriction has lapsed to the Awardee or his legal representative and pursuant to the instruction of the Awardee or his legally authorized representative will issue a certificate for such Plan Shares which does not bear the legend set forth in paragraph (e).

                  (g) Restrictions on Corresponding Securities and Assets. Any
                      ---------------------------------------------------
         other securities or assets (other than ordinary cash dividends) that are received by an Awardee with respect to Restricted Stock awarded to him, which is still subject to restrictions provided for in paragraph
         (a), will be subject to the same restrictions and shall be delivered by the Awardee to the Company as provided in paragraph (e).

                  (h) Rights in Restricted Stock. From the time of grant of the
                      --------------------------
         Restricted Stock, the Awardee shall be entitled to exercise all voting rights attributable to the Restricted Stock, subject to forfeiture of such voting rights and the Restricted Stock as provided in paragraph
         (b).

         5.2 Individual Restricted Stock Agreements. Each Awardee of Restricted
             --------------------------------------
Stock shall be required to enter a written Restricted Stock Agreement with the Company as a precondition to

                                      A11
receiving the award. In such Restricted Stock Agreement, the Awardee shall agree to be bound by the terms and conditions of the Plan, the awards made pursuant hereto, and such other matters as the Committee deems appropriate.

         5.3 Persons Eligible.  Each Employee, Director and Advisor of the
             ----------------
Company or any of its Affiliates shall be eligible to receive a grant of Restricted Stock.


                                  ARTICLE VI
                    TERMINATION, AMENDMENT, AND ADJUSTMENT

         6.1 Termination and Amendment. The Plan shall terminate on the date
             -------------------------
that is one day prior to the tenth anniversary of the Effective Date. No Award shall be granted under the Plan after that date of termination. Subject to the limitations contained in this Section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Award Agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the shareholders of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Award hereunder, alter or impair any of that individual's rights or obligations under any Award granted prior to that amendment, suspension, or termination.

         6.2 Adjustments. If the outstanding Common Stock is increased,
             -----------
decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Awards may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options, outstanding Restricted Stock, or portions thereof granted prior to any such change also shall be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share covered by the Options. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.


                                  ARTICLE VII
                                 MISCELLANEOUS

         7.1 Other Compensation Plans. The adoption of the Plan shall not affect
             ------------------------
any other stock option or incentive or other compensation plans in effect for the Company or any Affiliate of the Company, nor shall the Plan preclude the Company or any Affiliate thereof from establishing any other forms of incentive or other compensation plans.

         7.2 Plan Binding on Successors. The Plan shall be binding upon the
             --------------------------
successors and

                                      A12
assigns of the Company and any Subsidiary or affiliate of the Company that adopts the Plan.

         7.3   Number and Gender. Whenever used herein, nouns in the singular
               -----------------
shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

         7.4   Headings. Headings of articles and sections hereof are inserted
               --------
for convenience of reference and constitute no part of the Plan.

         7.5   Governing Law. The Plan shall be construed and governed in
               -------------
accordance with the laws of the State of Texas.


                                 ARTICLE VIII
                                  DEFINITIONS

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         8.1   "Advisor" means any person not employed by the Company and not a
                -------
Director, rendering consulting or advisory services to the Company, who is expected or determined by the Committee to contribute significantly to the management, growth, or direction of some part or all of the business of the Company. The power to determine who is and who is not an Advisor for purposes of the Plan (including whether or not Advisory Directors shall be deemed an Advisor) is reserved solely to the Committee.

         8.2   The term "Affiliate" means, with respect to any Person, any other
                         ---------
Person directly or indirectly controlling or controlled by, or under direct or indirect common control with such Person, including each Subsidiary, as defined below.

         8.3   "Award" means the grant of an Option or Restricted Stock.
                -----

         8.4   "Award Agreement" means an Option Agreement or Restricted Stock
                ---------------
Agreement.

         8.5   "Awardee" means the recipient of an Award.
                -------

         8.6   "Board" means the Board of Directors of the Company.
                -----

         8.7   "Cause" means conviction of a crime involving moral turpitude or
                -----
a crime providing for a term of imprisonment in a federal or state penitentiary; commission of any willful malfeasance or gross negligence in the discharge of duties to the Company or any of its Affiliates having a material adverse effect on the Company or any of its affiliates, their business or reputations; or, failure to correct within five days after written notice, any specific failure in performance of the duties of the Person's position with the Company.

         8.8   The term "Change in Control" has the meaning set forth in
                         -----------------
Section 1.12(b).

         8.9   "Code" means the Internal Revenue Code of 1986, as amended.
                ----

                                      A13

         8.10  "Committee" means the committee appointed in accordance with
                ---------
Section 2.1.

         8.11  "Common Stock" means the Common Stock, par value $1.00 per share,
                ------------
of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

         8.12  "Company" means AZZ incorporated, a Texas corporation, or any
                -------
successor resulting from a corporate reorganization of the Company.

         8.13  "Director" means a member of the Board.
                --------

         8.14 "Effective Date" means the date on which the Board approves the Plan.

         8.15  "Employee," as used with regard to any provision of the Plan
                --------
relating to Incentive Stock Options, means an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or of any Affiliate of the Company that adopts the Plan, including Officers.

         8.16  "ERISA" means the Employee Retirement Income Security Act of
                -----
1974, as amended.

         8.17  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

         8.18  "Fair Market Value" means such value as determined by the
                -----------------
Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

         8.19  "Incentive Stock Option" means an Option granted pursuant to
                ----------------------
Article III.

         8.20  "Nonqualified Stock Option" means an Option granted pursuant
                -------------------------
to Article IV.

         8.21  "Officer" means an officer of the Company or any Subsidiary or
                -------
Affiliate.

                                      A14

         8.22  "Option" means an Incentive Stock Option or a Nonqualified
                ------
Stock Option.

         8.23  "Optionee" means an Awardee to whom an Option has been granted
                --------
hereunder.

         8.24  "Option Agreement" means an agreement between the Company and
                ----------------
an Optionee with respect to one or more Options.

         8.25  "Permanent Disability" has the meaning provided for that term in
                --------------------
Section 22(e)(3) of the Code.

         8.26  "Person" means any individual, corporation, partnership, joint
                ------
venture, trust, or unincorporated organization.

         8.27  "Plan" means the AZZ incorporated Long-Term Incentive Plan, as
                ----
set forth herein and as amended from time to time.

         8.28  "Plan Shares" means shares of Common Stock issuable pursuant to
                -----------
the Plan.

         8.29  "Restricted Stock" means stock issued pursuant to Article V.
                ----------------

         8.30  "Restricted Stock Agreement" means an agreement between the
                --------------------------
Company and an Awardee with respect to Restricted Stock.

         8.31  "Retirement" occurs when an Awardee terminates his employment or
                ----------
service relationship with the Company or a Subsidiary on or after the date he
(a) turns 65 years old or (b) turns 55 years old and has completed ten years of service with the Company or a Subsidiary or Affiliate as otherwise determined by the Board.

         8.32  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act
                ----------
or any successor rule.

         8.33  "Securities Act" means the Securities Act of 1933, as amended.
                --------------

         8.34  "Subsidiary" means (i) any "subsidiary corporation" of the
                ----------
Company, as defined in Section 424(f) of the Code, (ii) any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the "affiliated group" as defined in Section 1504(a) of the Code, of which the Company is the common parent, and (iii) any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to which Incentive Stock Options may be granted.

         8.35  "Tax Date" means the date on which the amount of tax to be
                --------
withheld is determined.

         8.36  "Transaction" has the meaning set forth in Section 1.12(b)(iii).
                -----------

         8.37  The term "Voting Securities" has the meaning set forth in Section
                         -----------------
1.12(b)(i).


                                      A15

                                                                       EXHIBIT B

                               AZZ incorporated
                            Audit Committee Charter

Organization
This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise, each as the board of directors interprets such qualification in its business judgment.

Statement of Policy
The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter appropriate to fulfilling its responsibilities or brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain, at the Company's expense, outside counsel, or other experts for this purpose.

Responsibilities and Processes
The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. Therefore, the audit committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The Audit Committee may from time to time delegate to its Chairman or any of its members the responsibilities for any particular matters.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

                                       B1

 .    The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee and the board of directors shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

 .    The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

 .    The committee shall, to the extent required by applicable standards, review the interim financial statements with management and the independent auditors prior to the filing of the Company's quarterly Report on Form 10-
     Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

 .    The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted audit standards.

Governance

 .    Meetings of the Audit Committee shall be held at such time and place, and upon such notice, as the Chairman of the Audit Committee may from time to time determine.
 .    The Chairman of the Audit Committee shall develop the agenda for each meeting and in doing so may consult with management, the internal auditors and the outside auditors.
 .    Except as specifically provided in this Charter, the provisions of the
     Bylaws of the Company with respect to committees of the Board shall apply to Audit Committee.

                                       B2

                      2001 Annual Meeting of Shareholders
                           10:00 a.m., July 10, 2001

                                Petroleum Club
                                Derrick I Room
                    39th Floor of the Carter Burgess Plaza
                                777 Main Street
                               Fort Worth, Texas

                               AZZ incorporated
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

1. Election of Directors -                 For   Withold For All
   Nominees: 01 - Dr. H. Kirk Downey,      All      ALL  Except    2.  Approval of the Company's 2001 Long-Term  FOR AGAINST ABSTAIN
   02- Daniel R. Feehan, 03-L.C. Martin,   [_]   [_]       [_]         Incentive Plan.                           [_]    [_]    [_]
   and 04- R.J. Schumacher,

   (Instruction: To withhold authority to vote for any individual
   nominee, strike a line through the nominee's name.)              3. Ratification of the appointment of      FOR AGAINST ABSTAIN
                                                                       Ernst & Young LLP as auditors.           [_]    [_]    [_]

                                                                    The undersigned acknowledges receipt of the Notice of Annual
                                                                    Meeting of Shareholders and of the Proxy Statement.


                                                                    Dated:___________________________________________________,  2001

                                                                    Signature(s)____________________________________________________

                                                                    ________________________________________________________________


                                                                    Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name.

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

                            YOUR VOTE IS IMPORTANT.

           PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                         IN THE ACCOMPANYING ENVELOPE.

                               AZZ incorporated

          This Proxy is solicited on behalf of the Board of Directors For the Annual Meeting of Shareholders to be held on July 10, 2001

The undersigned, having received the Notice and accompanying Proxy Statement and revoking all prior proxies, hereby appoints L.C. MARTIN and SAM ROSEN and each of them with full power of substitution in each, proxies to vote at the Annual Meeting of Shareholders to be held on July 10, 2001, at 10:00 a.m. in Fort Worth, Texas, or at any adjournment thereof, all shares of AZZ incorporated which the undersigned may be entitled to vote. Said proxies are authorized to vote as directed on the reverse side of this card. If no direction is made, this Proxy will be voted FOR the election of Directors and FOR proposals 2 and 3.

The Board of Directors recommends a vote FOR the election of Directors and FOR proposals 2 and 3.

 YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE
           SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------